EXHIBIT 99.1

0

Group Vice President, Investor Relations Brian Shipman

Forward Looking Statements Statements contained in this presentation regarding the growth and prospects of the business, the Company's projected 2013 financial results, long - term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to maintain and exp and Gartner's products and services; the ability to expand or retain Gartner's customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultant s upon whom Gartner is dependent; the ability to achieve and effectively manage growth, including the ability to integrate acquisitions and consummate acquisitions in the future; the ability to pay Gartner's debt obligations; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner's strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructurin g and other charges on Gartner's businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner's reports filed with the Securities and Exchange Commission, including Gartner's most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. The Company's SEC filings can be found on Gartner's website at investor.gartner.com and on the SEC's website at www.sec.gov . Forward looking statements included herein speak only as of February 14, 2013 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Agenda Business Overview Gene Hall Research Peter Sondergaard Events Alwyn Dawkins Consulting Per Anders Waern Break Sales David Godfrey Financial Overview Chris Lafond Summary / Q&A Gene Hall and Chris Lafond

Why Gartner Exceptional Business Model Strong Value Proposition Winning Strategy Vast Market Opportunity

18% Gartner Consulting Business 10% Gartner Events Business Gartner Note: Percentages based on midpoint of 2013 revenue guidance. Gartner Research Business 72% Extraordinary Research Insight

Gartner Research • Contract Value • Revenue • Earnings • EBITDA • Cash Flow Consistent, double - digit growth Extraordinary Research Insight Events Consulting Research

A Vast, Untapped Market Opportunity $ 1.3 Billion** 12 18 5 4 8 Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders $ 47 Billion Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value Market Opportunity Gartner CV

Winning Growth Strategy Performance - Driven Leadership Team Continuous Improvement and Innovation

Turning Our Strategy into Action Key Initiative V2 V3 V4 V5 V6 V7 New Initiative V2 V3 V4 V5 New Initiative V2 V3 V4

Extraordinary Research Insight 2005 Today Focus on Critical Topics V2 V3 V4 V5 V6 V7 Expanded Coverage Areas Enterprise Architecture Supply Chain Tech Professionals

2005 Today Extraordinary Research Insight Strong Sales Capability High - Value, Differentiated Offerings World Class Service

US Non - US Performance Driven Leadership Team Tenure World - Class Talent Global 7 years Avg Tenure in Role External 38% Acquisition 15% Promotion 46% 13 years Avg Tenure at Gartner Nationality Source of Leadership

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Free Cash Flow 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Contract Value Normalized EBITDA EPS from Continuing Operations 13% 15% 45% 34%

Senior Vice President, Research Peter Sondergaard

Why Gartner Strong Value Proposition Winning Strategy Vast Market Opportunity

Nexus of Forces

Technology Spending as Percentage of Disposable Income 2015 1980 2011 3.5% .8% 3%

Apple Disruptive Vendors Established Vendors IBM

Overall IT Market Trillions of US$ 2016 2011 Gartner Worldwide IT Spending Forecast, 4Q12 Devices Datacenter Software Services Telecom

Mass Digitization Client Retention New Revenues

Every Budget is an IT Budget

Gartner Predicts By 2015, 25% of Organizations Will Have a Chief Digital Officer

By 2015, Big Data Demand Will Reach 4.4 Million Jobs Globally But Only 1/3 of Those Jobs Will Be Filled Gartner Predicts

The New Information Economy

New Jobs. New Revenue. New Skills. Information Drives The Next Economic Cycle

2012 Client Key Initiatives Source: Gartner.com Data, January 2013 2 Mobile Enterprise Strategy 3 IT Strategic Planning 4 Enterprise Architecture Program 5 Data Center Modernization and Consolidation 7 IT Governance 8 ITIL and Process Improvement 9 Application Development 10 Program and Portfolio Management 1 Cloud Computing 6 IT Cost Optimization

2006 Client Key Initiatives Source: Gartner.com Data, January 2007 4 Application Development 5 ERP & Supply Chain Management 6 Mobile & Wireless 7 Customer Relationship Management 8 Application Integration and Middleware 9 Outsourcing 10 Emerging Technologies 1 IT Strategic Planning 2 Security & Privacy 3 Business Intelligence

Gartner Research Business Gartner Consulting Business 18% 72% Extraordinary Research Insight 10% Gartner Events Business Gartner Note: Percentages based on midpoint of 2013 revenue guidance.

Gartner Research Model The Research Process PEOPLE PACKAGING AND PRESENTATION PROCESSES PROPRIETARY DATA AND ANALYTICS

Gartner Research Model The People — Analysts Over 900 analysts in 29 countries Over 150 based in APAC, over 210 based i n Europe Minimum 12 years of experience at time of hire 6 0 % have 20+ years of industry experience 150 210 550 Subject Matter Experts PEOPLE

Gartner Research Model The Research Process Decision Makers in 13,305 organizations Academic Institutions Technology & Service Providers 12,000 briefings Investors PROCESSES

Gartner Research Model The Research Process Transparency Objectivity Quality PROCESSES

2 Mobile Enterprise Strategy 3 IT Strategic Planning 4 Enterprise Architecture 5 Data Center Modernization and Consolidation Rank Key Initiative 1 Cloud Computing Gartner Research Model The Research Process PROCESSES

Gartner Research Model Proprietary Data and Analytics 38 Over 3 ,900 contract reviews and almost 12,000 strategy reviews A terabyte of continually updated market data 5,500 IT Cost and Price benchmarks 265,000 interactions 5.2 million document page views 4.9 million end - user searches per year PROPRIETARY DATA AND ANALYTICS

Written Actionable Advice Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION Interactions

Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION

“2012 Strategic Road Map for Mobility” “Agenda for Mobile Infra & Ops” “Predicts 2012: Mobile & Wireless” • Hype Cycles: “Mobile Device Technologies, 2012” “Consumer Services and Mobile Applications, 2012” Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION Overview & Roadmap

Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION • Magic Quadrants: “Mobile Device Management Software” “Mobile AD Platforms” “Mobile Data Protection” “Consumer Mobile Applications” “IT Market Clock for Enterprise Mobility” Overview & Roadmap Select Solution

Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION • How to Maximize the Value of Mobile and Social Commerce • Mobile Solution Analyzer Manual Deploy Overview & Roadmap Select Solution

• Toolkit : Bring Your Own Device: Mobile Device Policy Template • much more research… Gartner Research Model Packaging and Presentation Deploy Overview & Roadmap Select Solution Operate & Evolve PACKAGING AND PRESENTATION

Gartner Research Model Packaging and Presentation PACKAGING AND PRESENTATION Deploy Overview & Roadmap Select Solution Operate & Evolve Telephone inquiries

72% People Process Proprietary Data Packaging Gartner Research Business Gartner Research Note: Percentages based on midpoint of 2013 revenue guidance. Highly differentiated insight delivered primarily through digital media subscriptions Gartner Research Business

Gartner for IT Executives Equips CIOs with the role - specific tools and knowledge they need to deliver exceptional business results for their organizations Gartner Research Vast Untapped Market Opportunity $ 1.3 Billion** Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value $ 47 Billion Market Opportunity Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders 12 18 5 4 8 Gartner CV

Gartner Research Vast Untapped Market Opportunity $ 1.3 Billion** $ 47 Billion Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders 12 18 5 4 8 Gartner for IT Leaders Provides IT leaders with just - in - time, role - specific insight and advice from Gartner analysts to drive success on critical initiatives and IT purchases Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value Market Opportunity Gartner CV

Gartner Research Vast Untapped Market Opportunity $ 1.3 Billion** $ 47 Billion Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders 12 18 5 4 8 Gartner for Technical Professionals Provides IT technical professionals with in - depth advice to drive technology architecture decisions and implementation strategy Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value Market Opportunity Gartner CV

Gartner for Supply Chain Leaders Provides Supply Chain leaders within different industries advice and tools to optimize and drive success on critical initiatives around their specific value chain Gartner Research Vast Untapped Market Opportunity $ 1.3 Billion** $ 47 Billion Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders 12 18 5 4 8 Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value Market Opportunity Gartner CV

Gartner Research Vast Untapped Market Opportunity $ 1.3 Billion** $ 47 Billion Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders 12 18 5 4 8 Gartner for Business Leaders Provides business leaders in Technology and Service providers with the tools and insight to ensure they succeed in the marketplace Source: Gartner internal estimates * technology, professional services , telecommunications and investors ** 2012 ending contract value Market Opportunity Gartner CV

Continuous Product Innovation Content Technology Platform Usability/ interface

Strong Value Proposition Right direction, right away Immediate shortlists on key initiatives Contract proposal reviews Best - practice budget benchmark Global perspective Best practice by vertical industry Strategic guidance Making the right decision Personal development Increased credibility Save Time Save Money Gain Resources Gain Confidence

Why Gartner Strong Value Proposition Winning Strategy Vast Market Opportunity

Senior Vice President, Gartner Events Alwyn Dawkins

Gartner Events Strong Value Proposition Winning Strategy Vast Market Opportunity

Gartner Events Extraordinary Research Insight Gartner Events Business Differentiated live events leveraging research content Gartner Events Business

Gartner Events Extraordinary Research Insight Gartner Events Business Differentiated live events leveraging research content Gartner Events Business

Make every conference we produce the MUST ATTEND event for the communities we serve Our mission:

Gartner Events 62 Events 6 Continents World’s Leading IT Conference Producer 46,307 Attendees 1,839 Exhibitors Gartner Events Business Extraordinary Research Insight Gartner Events Business

Gartner Events Current Relevant Actionable Gartner Events Business Extraordinary Research Insight Gartner Events Business

Gartner Events Extraordinary Research Insight Gartner Events Business Current Relevant Actionable Gartner Events Business

Attendee Value Proposition Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

Attendee Value Proposition 64 Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

Attendee Value Proposition Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

Attendee Value Proposition Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

Attendee Value Proposition 67 Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

Exhibitor Value Proposition Face to face interaction with high level attendees Cost effective lead generation

2012 Gartner Event Portfolio 62 strategic conferences Record breaking global attendance

UNITED STATES October 21 – 25 SPAIN November 5 – 8 UNITED ARAB EMIRATES March 5 – 7, 2013 JAPAN October 3 – 5 INDIA October 10 – 12 BRAZIL October 29 – 31 AUSTRALIA November 12 – 15 The World's Most Important Gathering of CIOs and Senior IT Executives UNITED ARAB EMIRATES March 5 – 7, 2013 SOUTH AFRICA August 28 – 30 Over 20,000 Participants including 6,100+ CIOs (up 20% YoY )

Symposium strategy driving increased CIO attendance 6,100+ CIOs 20% YOY increase 2007 2010 2008 2009 2011 1,900 2 ,500 3 ,500 4 ,300 5,100 +19% +23% +40% +32% 6,100 +20% 2012 Global Symposium CIO Attendance

2013 Gartner Event Portfolio 64 strategic conferences

Gartner Events Strong Value Proposition Winning Strategy Vast Market Opportunity

Senior Vice President, Gartner Consulting Per Anders Waern

18% Extraordinary Research Insight Gartner Consulting Gartner Consulting Business Longer - term differentiated engagements leveraging Gartner research Gartner Consulting Business

Strong Value Proposition Winning Strategy Vast Market Opportunity Gartner Consulting

Gartner Consulting Business Photo Image will be inserted here Core Consulting and Benchmarking Gartner Consulting Contract Optimization Extraordinary Research Insight Core Consulting and Benchmarking (90%) Contract Optimization (10%)

Photo Image will be inserted here Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Extraordinary Research Insight Gartner Consulting Business

Gartner Consulting

Gartner Consulting

Gartner Consulting

Gartner Consulting

Photo Image will be inserted here Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Extraordinary Research Insight Gartner Consulting Business Gartner Consulting Business

Photo Image will be inserted here Experienced Senior Practitioners • 503 billable Consultants • $430K average annual revenue per head • Powerful value proposition for attracting top talent

Managing Partners Trust - based relationships Repeatable services

Managing Partner Strategy Driving Results 503 493 2012 2004 Billable FTE 67% 60% Utilization $430k $340k Revenue / FTE 1 $258k $113k Avg. Engagement Size 1 – Full Time Equivalents

Gartner Consulting Strong Value Proposition Winning Strategy Vast Market Opportunity

Senior Vice President, Worldwide Sales David Godfrey

Gartner Gartner Research Business Gartner Consulting Business Extraordinary Research Insight Gartner Events Business

Gartner Sales

Gartner Sales 1,417 quota - bearing sales associates • 220% growth since 2004 • 53% outside of United States Profile of a Gartner Account Executive • Highly motivated • Great sales DNA • Passionate • Goal oriented

Vast Market Opportunity for Research Total 108,000 38,000 # of Enterprises Market Opportunity 99,370 Prospects Clients 8,630 Percent of Total 100% 92% 8% * technology, professional services, telecommunications and investors ** 2012 ending contract value Source: Gartner internal estimates $ 1.3 Billion** Gartner CV 12 18 5 4 8 Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders $ 47 Billion

Client Enterprise and Contract Value Growth # Of Client Enterprises 2009 6,544 2008 6,400 2007 6,798 2006 6,318 2005 6,215 2004 5,818 2012 8,630 2011 8,070 2010 7,680 Research Contract Value 2012 $1,263M 2011 $1,116M 2010 $978M 2009 $784M 2008 $834M 2007 $753M 2006 $640M 2005 $593M 2004 $509M +560 +14% FX Neutral

… … … … … Research sold as subscriptions to individuals • Role - based • Recurring revenue IT Functional Leaders CIO IT Professionals

… … … … … Research sold as subscriptions to individuals • Role - based • Recurring revenue IT Functional Leaders CIO IT Professionals

Case Study: Growing the Account … … … … … IT Functional Leaders CIO IT Professionals

Case Study: Growing the Account … … … … … IT Functional Leaders CIO IT Professionals

Gartner Sales Strong Value Proposition Winning Strategy Vast Market Opportunity

Sales Strategy to Capture Market Opportunity Coverage Capacity Sales Effectiveness

Sales Strategy to Capture Market Opportunity Coverage Capacity Sales Effectiveness

Sales Strategy to Capture Market Opportunity Coverage Sales Effectiveness Capacity

Sales Strategy to Capture Market Opportunity Sales Effectiveness Capacity Coverage

Sales Strategy to Capture Market Opportunity • Grow sales headcount 15 – 20% annually • Architected recruitment and training plan Capacity

443 550 663 806 928 942 1,049 1,268 1,417 2004 2005 2006 2007 2008 2009 2010 2011 2012 Direct Quota Bearing Headcount Sales Strategy to Capture Market Opportunity • Grow sales headcount 15 – 20% annually • Architected recruitment and training plan Capacity

Coverage Sales Strategy to Capture Market Opportunity • Matched to global opportunity • Emphasizing client intimacy

Coverage 58 64 68 74 79 75 84 90 95 2004 2005 2006 2007 2008 2009 2010 2011 2012 Average Contract Value per Organization ($K) 8,720 9,315 9,470 10,189 10,579 10,492 11,601 12,427 13,305 2004 2005 2006 2007 2008 2009 2010 2011 2012 Research Client Organizations Sales Strategy to Capture Market Opportunity • Matched to global opportunity • Emphasizing client intimacy

Sales Strategy to Capture Market Opportunity Coverage Capacity Sales Effectiveness

Sales Strategy to Capture Market Opportunity • Great Talent • World Class Training • Proprietary Tools and Best Practices Sales Effectiveness

Gartner Sales: A great place to work Gartner reputation

Gartner Sales: A great place to work Gartner culture • Access to the C - Level • Collaboration • Leading tools and Best Practices • Innovative products

Gartner Sales Strong Value Proposition Winning Strategy Vast Market Opportunity

Gartner Chief Financial Officer Chris Lafond

Consistent, Winning Growth Strategy Performance - Driven Leadership Team Continuous Improvement and Innovation

Consistent, Winning Growth Strategy The Financial Plan We Set in 2005 117 • Grow the Research business • Optimize the Events portfolio • Improve the profitability of the Consulting business • Leverage our G&A infrastructure • Drive shareholder value

Consistent, Winning Growth Strategy Grow the Research Business 509 1,263 2004 2012 $M Contract Value >100%

Consistent, Winning Growth Strategy Grow the Research Business Events 13% 2004 Consulting 30% Research 57% Events 11% 2012 Consulting 19% Research 70%

Consistent, Winning Growth Strategy Grow the Research Business 2004 62% Research Contribution Margin

Consistent, Winning Growth Strategy Grow the Research Business 68% 2004 62% 2012 +600 bps Research Contribution Margin

Consistent, Winning Growth Strategy Optimize the Events Portfolio # Events +11% 2004 62 2012 56 Attendees 30,999 46,307 +49% 2004 2012 1,321 +39% 1,839 2004 2012 Exhibitors

Revenue ($M) 2004 $259 2012 $305 Headcount 2004 493 2012 503 Gross Contribution Margin (%) 2004 34% 2012 36% Consistent, Winning Growth Strategy Improve Consulting Profitability

Consistent, Winning Growth Strategy Leverage our G&A Infrastructure 2004 18% of revenue 2012 15% of revenue - 300 bps G&A % of Revenue

Consistent, Winning Growth Strategy Drive Shareholder Value Shares Outstanding (in thousands) 2004 126,326 2012 95,716 - 24% Share Repurchases 47 million shares repurchased Over $1 billion returned to shareholders 2005: META ($160M) 2009 : AMR Research ($63M) 2009: Burton Group ($56M) 2012: IDEAS ($18M) Strategic Acquisitions ~$300M on four deals

Consistent, Winning Growth Strategy The Financial Plan We Set in 2005 126 • Grow the Research business • Optimize the Events portfolio • Improve the profitability of the Consulting business • Leverage our G&A infrastructure • Drive shareholder value

Consistent, Winning Growth Strategy Earnings & Cash Flow Track Record $103 $315 2004 2012 Normalized EBITDA (b) $ in millions 11.8% 19.5% 2004 2012 EBITDA% Normalized EBITDA Margin (b) $0.09 $1.73 2004 2012 EPS from Continuing Operations $23 $237 2004 2012 Free Cash Flow (a) $ in millions (a) See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non - GAAP financial measu re . (b) See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non - GAAP financial me asure

• Double - digit revenue growth • Margin expansion • Sales productivity • Cash flow generation • Capital deployment Consistent, Winning Growth Strategy Areas of Focus 128

Market opportunity remains large and untapped 99,370 Total 108,000 Prospects 38,000 # of Enterprises 12 18 5 4 8 Market Opportunity Other* Front - line IT Professionals Supply Chain CIOs IT Functional Leaders Clients 8,630 Percent of Total 100% 92% 8% $ 1.3 Billion** * technology, professional services, telecommunications and investors ** 2012 ending contract value Source: Gartner internal estimates Gartner CV $ 47 Billion

Client enterprise and Contract Value growth + ~2,800 2012 8,630 2011 8,070 2010 7,680 2009 6,544 2008 6,400 2007 6,798 2006 6,318 2005 6,215 2004 5,818 # of client enterprises 2005 2004 + ~$750M 2012 2009 2011 2006 2010 2008 2007 Research Contract Value $593M $509M $1,116M $1,263M $640M $978M $753M $784M $834M

Research Business Characteristics Research 72% Extraordinary Research Insight • Subscription - based model with recurring revenue • Annual contracts • High levels of retention • Negative working capital • High incremental margins Note: Based upon mid - point of 2013 Revenue Guidance

Research Business Economics 70% Research Incremental Margins • Highly leveraged intellectual property and research assets • Leverage fixed cost structure • High retention rates • Consistent new business growth

Margin Expansion 11.8% 19.5% Normalized EBITDA Margin (a) +770 bps 2004 2012 Consulting 40% Events 50% Research 70% Incremental Margins (a) See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non - GAAP financial measure

Improving Sales Productivity 17% $25k 16% $15k $5k 15% CV Growth Scenarios Productivity improvements from 2012 actual performance Contract value growth if average productivity improves by…

Cash Flow Generation (a) See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non - GAAP financial measure . $104M $86M $96M $137M $166M $160M $147M $192M $214M 2012 2011 2009 2010 2008 Free Cash Flow (a) Net Income $236M • Upfront billing for Research • Effectively manage costs and working capital • Non - capital intensive business

Capital Deployment 2004 2012 - 24% Share Repurchases 47 million shares repurchased Over $1 billion returned to shareholders 2005: META ($160M) 2009 : AMR Research ($63M) 2009: Burton Group ($56M) 2012: IDEAS ($18M) Strategic Acquisitions ~$300M on four deals Shares Outstanding (in thousands) 126,326 95,716

Long - Term Financial Objectives Normalized EBITDA (a) margin improvement 50 – 150 bps per year Total Revenue Growth 11 – 16% Annual Research 15 – 20% Consulting 3 – 8% Events 5 – 10% (a) See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non - GAAP financial measure

Consistent, Winning Growth Strategy (a) Restated to exclude results of Vision Events. Total Revenue (a, c) $ in millions 869 964 1,037 1,168 1,279 1,140 1,288 1,469 1,775 – 1,820 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 1,616 2013 Guidance: +10 – 13% (b) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results .

Consistent, Winning Growth Strategy 103 100 150 190 214 191 230 279 315 350 – 370 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Normalized EBITDA (a, b, c) (a) Restated to exclude results of Vision Events. (b) See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non - GAAP financial measure (c) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results . 2013 Guidance: +11 – 17%

Consistent, Winning Growth Strategy $0.09 - $0.05 $0.47 $0.65 $0.98 $0.85 $0.96 $1.39 $ 1.73 $1.96 – $2.10 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E EPS from Continuing Operations (a) 2013 Guidance: +13 – 21% (a) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results .

Consistent, Winning Growth Strategy (a) Restated to exclude results of Vision Events. 23 5 85 124 160 147 192 214 237 259 - 278 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Free Cash Flow (a, b, c) $ in millions 2013 Guidance: +10 – 17% (b) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results . (c) See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non - GAAP financial measure.

Why Invest in Gartner Exceptional Business Model Strong Value Proposition Winning Strategy Vast Market Opportunity

Attractive and Predictable Business Model 143 • Subscription - based business model • High renewal/retention rates – 80% plus – attractive level of recurring revenue • Negative working capital • High incremental margins • Strong balance sheet • High level of conversion from earnings into FCF

Strong Value Proposition Winning Strategy Vast Market Opportunity Why Invest in Gartner

Appendix

Projected 2013 Full Year Revenue and EBITDA Outlook ($ in millions except per share data) Research $ 1,280 - 1,300 13% - 14% Consulting 310 - 325 2% - 7% Events 185 - 195 6% - 12% Total Revenue $ 1,775 - 1,820 10% - 13% 2013 Projection (1) Reported % change (1) Normalized EBITDA (2) $350 - 370 11% - 17% (1) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results. (2) See the attached Glossary for a discussion of Normalized EBITDA.

Projected 2013 Earnings and Cash Flow Outlook ($ in millions except per share data) 2013 Projection (2) Reported % change Diluted Earnings per share $ 1.96 - 2.10 13% - 21% Operating Cash Flow $ 296 - 316 6% - 13% Capital Expenditures (37) - (38) Free Cash Flow (1) 259 - 278 10% - 17% (1) See the attached Glossary for a discussion of Free Cash Flow. (2) See Forward Looking Statement disclaimer on page 1 for factors that may affect our ability to achieve these results .